American Independence Corp.
2007 Annual Meeting of Stockholders

June 22, 2007

AMIC
American Independence Corp.
MEMBER OF THE IHC GROUP
NASDAQ:AMIC

Forward-looking statements

Certain statements in this presentation are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, cash flows, plans, objectives, future performance and business of AMIC. Forward-looking statements by their nature address matters that are, to differing degrees, uncertain. With respect to AMIC, particular uncertainties that could adversely or positively affect our future results include, but are not limited to, economic conditions in the markets in which we operate, new federal or state governmental regulation, our ability effectively to operate, integrate and leverage any past or future strategic acquisition, and other factors which can be found in our news releases and filings with the Securities and Exchange Commission.

These uncertainties may cause AMIC's actual future results to be materially different than those expressed in this presentation. AMIC does not undertake to update its forward-looking statements.

AMIC
American Independence Corp.
MEMBER OF THE IHC GROUP
NASDAQ:AMIC

AMIC Senior Management

Experienced Leadership

Roy T.K. Thung
Chief Executive Officer

- **Teresa A. Herbert** — *Chief Financial Officer*
- **David T. Kettig** — *Co-Chief Operating Officer*
- **Scott M. Wood** — *Co-Chief Operating Officer*
- **Jeffrey C. Smedsrud** — *Chief Strategic Development Officer*

AMIC
American Independence Corp.
MEMBER OF THE IHC GROUP
NASDAQ:AMIC

Independence American Insurance Company (IAIC)

- Rated B++ (Good) by A.M. Best
- Statutory capital and surplus has grown from $7.8 million in 2001 to more than $42 million as of March 31, 2007
- Prior to 2006, focused on reinsuring risk for affiliated carriers
- Licensed in 45 states plus D.C.
- Added 8 additional licenses since April 2006

Goal: Building a Diversified Health Carrier

- IAIC became a direct writer of medical stop-loss in 2006
- IAIC began writing small group major medical in the first quarter of 2007
- IAIC will begin writing health plans for individuals and families in the third quarter of 2007

AMIC
American Independence Corp.
MEMBER OF THE IHC GROUP
NASDAQ:AMIC

Product Lines

- Medical stop-loss
- Small group major medical
- Major medical for individuals and families
- Short-term medical

AMIC
American Independence Corp.
MEMBER OF THE IHC GROUP
NASDAQ:AMIC

Small and Large Group Health and Ancillary Coverage

- Marketed and administered by Employers Direct Health (EDH)
- EDH provides a consolidated billing system for HR departments, which provides a unique solution that improves persistency for IAIC business
- Marketing provided exclusively by in-house sales staff affiliated with EDH, rather than independent agencies

AMIC
American Independence Corp.
MEMBER OF THE IHC GROUP
NASDAQ:AMIC

Small and Large Group Health and Ancillary Coverage

- Began writing stop-loss in June 2006. Wrote $1.2 million stop-loss in Q1 2007 in CA, LA, NC and TX. Expect $7 million of annualized in-force premium by year-end 2007

- Wrote $5 million fully insured in Q1 2007, primarily in NC and TX, which is currently performing better than expected. Projected to have $24 million in annualized in-force premium by year-end 2007

Major Medical for Individuals & Families

- Marketed by Independent Producers of America (IPA), a captive, career agency exclusively representing IAIC in specific states
- Includes major medical, PPO, HSA and daily deductible plans
- Initial business effective July 1, 2007 in approved states

AMIC
American Independence Corp.
MEMBER OF THE IHC GROUP
NASDAQ:AMIC

Major Medical for Individuals & Families

- Projected $6 million in annualized in-force premium by year-end 2007
- Releasing in 3 phases over 3 months (July, August, September), for a total of 26 states by year-end 2007

AMIC
American Independence Corp.
MEMBER OF THE IHC GROUP
NASDAQ: AMIC

Capital & Surplus (Stat)



$45,000,000
$40,000,000
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
7,809,332
22,407,715
27,184,014
35,407,517
39,335,291
40,777,760
2001
2002
2003
2004
2005
2006

AMIC
American Independence Corp.
MEMBER OF THE IHC GROUP
NASDAQ:AMIC

Net Premium (GAAP) Earned (in millions)

Medical Stop-Loss, Fully Insured Medical and DBL



$120
$100
$80
$60
$40
$20
$0
0.4
6.9
37.8
60.2
66.1
67.8
110.0
2001
2002
2003
2004
2005
2006
2007
(Proj.)

AMIC American Independence Corp. MEMBER OF THE IHC GROUP NASDAQ:AMIC